SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) July 7, 2004

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-8788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

0-508	SIERRA PACIFIC POWER COMPANY P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signatures
Sierra Pacific Power Company Press Release

Item 5. Other Events

On July 7, 2004, Sierra Pacific Power Company, a wholly-owned subsidiary of Sierra Pacific Resources announced that the Public Utilities Commission of Nevada approved an overall increase of 4.4 percent in electric rates for Sierra Pacific Power Company’s northern Nevada customers, effective July 15. The increase means a rise in electric prices for the typical residential customer of approximately $2.80 per month, or 3.4 percent. A copy of the press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not required

(b)	Pro forma financial information

Not required

(c)	Exhibits

99.1	Sierra Pacific Power Company – Press Release issued July 7, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: July 8, 2004	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Sierra Pacific Power Company (Registrant)
Date: July 8, 2004	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller